ANNEX C


                        Irrevocable Proxy with Respect to
                            the Consent Solicitation
                                   Related to
                        11% First Mortgage Notes due 2005
                                       of
                            GB Property Funding Corp.

         The undersigned hereby irrevocably appoints the Named Proxy indicated below, as attorney-in-fact and proxy of the undersigned, with full power of substitution, to execute Consent Forms and notices of revocation of consents in respect of the solicitation by GB Property Funding Corp., a Delaware corporation (the "Company") of consents to the proposed Amendments to the Original Indenture governing the 11% Senior Notes due 2005 ("Notes") of the Company, as set forth in the Consent Solicitation Statement whereby the Company is soliciting the consent of holders of Notes as of September 11, 2001 (the "Record Date"), with all the power the undersigned would possess if executing such Consent Forms or revocation notices personally. THIS PROXY IS IRREVOCABLE AND IS COUPLED WITH AN INTEREST. The aggregate principal amount of Notes as to which this Proxy is furnished and the applicable certificate numbers are set forth below. The undersigned represents and agrees that the undersigned was the registered holder of the Notes set forth below on the Record Date.

                  Named Proxy:              ________________________

                  Residence Address
                  of Named Proxy:           ________________________

                  Aggregate Principal
                  Amount of Certificate(s): _______________________

                  Certificate Number(s):    ________________________


If the Notes are owned as of the Record Date by two or more persons, each should sign. Executors, administrators, trustees, guardians and attorneys-in-fact should add their titles. If signer is: (i) a corporation, please give full corporate name and have a duly authorized officer sign, stating title or (ii) a partnership, please sign in partnership name by a duly authorized person, and in each case such persons must submit proper evidence satisfactory to the Company of such person's authority to act. All Signatories must have their signatures notarized.

 ..............................................

 ..............................................
        Signature(s) of Registered Holder(s)

Dated: .......................................

Name(s): .....................................

 ..............................................
               (Please Print)

Capacity:.....................................

Address: .....................................
 ..............................................
               (include Zip Code)
Area Code and Telephone No. (. . .)..........................
Tax Identification or Social Security No. ...................

FOR INDIVIDUALS:

STATE OF                          )
                                  ) ss.
COUNTY OF                         )

Before me, a Notary Public in and for said County and State, personally appeared _________________ who acknowledged before me that he, she or they signed the foregoing document on the date set forth below.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this __ day of __________, 2001.


                                          ....................................
                                          Notary Public

                                          My Commission expires



FOR ENTITIES:

STATE OF                         )
                                 ) ss.
COUNTY OF                        )

Before me, a Notary Public in and for said County and State, personally appeared
 _________________, who swore that he or she is the ________________ of
                                                       (title)
_____________________ and who acknowledged before me that he or she signed the (name of entity) foregoing document on the date set forth below.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this __ day of __________, 2001.


                                          ....................................
                                          Notary Public

                                         My Commission expires